ACCOUNTS AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2023
Disclosure Of Detailed Information About Accounts Receivable [Abstract]
ACCOUNTS AND OTHER RECEIVABLES [Text Block]

5. ACCOUNTS AND OTHER RECEIVABLES

	December 31,	December 31,
	2023	2022

Trade receivables	$6,608	$4,385
IVA receivable	12,564	8,062
Other receivables	1,654	689
Current portion of loan receivable	1,450	1,000
	$22,276	$14,136

At December 31, 2023 the trade receivables relate to concentrate sales from the Bolañitos mine. The fair value of receivables arising from concentrate sales contracts with provisional pricing mechanisms measured using the appropriate period end closing prices for the estimated contained metal. These receivables meet the definition of an embedded derivative, and are classified within Level 2 of the fair value hierarchy (Note 20).

The Company's Mexican subsidiaries pay value added tax, Impuesto al Valor Agregado ("IVA"), on the purchase and sale of goods and services. The net amount paid is recoverable and is subject to review and assessment by the tax authorities. The Company regularly files the required IVA returns and all supporting documentation with the tax authorities, however, the Company has been advised that certain IVA amounts receivable from the tax authorities are being withheld pending completion of the authorities' audit of certain of the Company's third-party suppliers. Under Mexican law the Company has legal rights to those IVA refunds and the results of the third-party audits should have no impact on refunds. From time to time IVA refund requests are improperly denied based on the alleged lack of compliance of certain formal requirements and information returns by the Company's third-party suppliers. The Company takes necessary legal action on the delayed refunds as well as any improperly denied refunds.

These delays and denials have occurred in Refinadora Plata Guanaceví S.A. de C.V. ("Guanaceví"). At December 31, 2023, Guanaceví holds $11,122 in IVA receivables which the Company and its advisors have determined to be recoverable from tax authorities (December 31, 2022 $6,402 respectively). The Company is in regular contact with the tax authorities in respect of its IVA filings and believes the full amount of its IVA receivables will ultimately be received; however, the timing of recovery of these amounts and the nature and extent of any adjustments to the Company's IVA receivables remains uncertain.

As at December 31, 2023, the total IVA receivable of $35,884 (December 31, 2022 - $18,216) has been allocated between the current portion of $12,564, which is included in accounts and other receivables, and a non-current portion of $23,320 (December 31, 2022 - $8,062 and $10,154 respectively). The non-current portion is composed of Guanacevi of $1,728, which is currently under appeal and is unlikely to be received in 2024. The remaining $21,592 is IVA receivable for Terronera which has been submitted for refund.

The Company has a loan receivable in the amount of $5,000 payable in cash payments over a five year period with an initial payment of $250. Instalment payments of $500 will be made every six months other than the third payment, which will be $750. The payments are secured by a pledge of the shares of Minera Oro Silver de Mexico, S.A. de C.V.. At the date of the sale, using the effective interest rate method, management has estimated the fair value of the $5,000 loan receivable to be $3,882. As of December 31, 2023, the carrying value of the loan receivable is $3,324, consisting of the current portion of $1,450 and non-current portion of $1,874.